UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

REMEC, INC.

(Exact name of registrant as specified in its charter)

1-16541

(Commission File Number)

California	95-3814301
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices, with zip code)

(858) 505-3713

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Appointment of New Principal Executive Officer.

Mr. Thomas H. Waechter, the current President and Chief Operating Officer of REMEC, Inc. (the “Company”), has been appointed President and Chief Executive Officer of the Company effective September 1, 2004.

Effective as of his appointment as President and CEO, Mr. Waechter’s annual base salary became $425,000. He was granted 100,000 performance-based stock options, exercisable at $8.00 per share upon completion of the first two consecutive fiscal quarters in which the Company achieves a positive net income from operations. In addition, his targeted bonus was increased to 50% of his base salary. Mr. Waechter entered into an Employment and Retention Agreement with the Company on May 19, 2002, a copy of which was filed with the Securities and Exchange Commission on April 30, 2003 as Exhibit 10.15 to the Company’s Annual Report on Form 10-K and is incorporated by reference into this Current Report (the “Employment Agreement”). Material terms of the Employment Agreement are described in the section referenced “Employment Contracts, Termination of Employment and Change-in-Control Agreements” in the Company’s Revised Definitive Proxy Statement filed with the Securities and Exchange Commission on May 14, 2004 which is incorporated by reference into this Current Report. The Employment Agreement still applies to Mr. Waechter’s employment by the Company in his new role and has not been amended. The Employment Agreement provides for an initial term of employment until December 20, 2005, at which time Mr. Waechter’s employment may be terminated by either Mr. Waechter or the Company.

A description of Mr. Waechter’s business experience is set forth in “Item 10 - Directors and Executive Officer’s of REMEC” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2004 and is incorporated by reference into this Current Report.

A press release announcing this appointment was issued by the Company on August 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed with this Current Report:

Exhibit No.	Description
99.1	Press Release, dated August 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date: September 2, 2004	By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Senior Vice President General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 31, 2004